UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

November 29, 2007

TRUMP ENTERTAINMENT RESORTS, INC.

TRUMP ENTERTAINMENT RESORTS HOLDINGS, LP

TRUMP ENTERTAINMENT RESORTS FUNDING, INC.

(Exact Name of Registrants as Specified in Their Charters)

Delaware

Delaware

Delaware

(State or Other Jurisdiction of Incorporation)

1-13794	13-3818402
33-90786	13-3818407
33-90786-01	13-3818405
(Commission File Number)	(IRS Employer Identification No.)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of Principal Executive Offices)	(Zip Code)

609-449-6515

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 3, 2007, Trump Entertainment Resorts, Inc. (the “Company”) announced that Dale R. Black, Executive Vice President and Chief Financial Officer of the Company had resigned from his position with the Company to accept a similar position with another gaming and entertainment company. Mr. Black’s resignation will become effective on or about December 14, 2007. The Company will identify potential succession candidates for the position of Chief Financial Officer.

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Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2007

TRUMP ENTERTAINMENT RESORTS, INC.

By:	/s/ Robert M. Pickus
Name:	Robert M. Pickus
Title:	Chief Administrative Officer and General Counsel

TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.

By:	/s/ Robert M. Pickus
Name:	Robert M. Pickus
Title:	Chief Administrative Officer and General Counsel

TRUMP ENTERTAINMENT RESORTS FUNDING, INC.

By:	/s/ Robert M. Pickus
Name:	Robert M. Pickus
Title:	Chief Administrative Officer and General Counsel

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